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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                                March 4, 1998
        -------------------------------------------------------------
               Date of Report (Date of earliest event reported)



                    First Merchants Acceptance Corporation
        -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      0-24686                36-3759045
----------------------------          ------------         ------------------
(State or other jurisdiction          (Commission          (IRS Employer
        of incorporation)             File Number)         Identification No.)




          570 Lake Cook Road, Suite 126, Deerfield, Illinois  60015
        -------------------------------------------------------------
         (Address of principal executive offices)          (Zip Code)



                                (847) 948-9300
                       -------------------------------
                       (Registrant's telephone number)





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ITEM 5.  OTHER EVENTS.

     On March 4, 1998, First Merchants Acceptance Corporation (the "Registrant") issued a press release, a copy of which is attached as Exhibit
99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  EXHIBITS.

     Exhibit 99.1   Press release of the Registrant, dated March 4, 1998.








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                                  SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST MERCHANTS ACCEPTANCE CORPORATION



                                           /s/ Richard P. Vogelman
                                   ---------------------------------------------
                                   Richard P. Vogelman
Dated: March 5, 1998               Vice President, General Counsel and Secretary






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                                EXHIBIT INDEX





EXHIBIT
  NO.                        DESCRIPTION
-------                   -----------------
 99.1    Press release of the Registrant, dated March 4, 1998